Summary Prospectus dated February 1, 2018

Calvert Global Energy Solutions Fund

Class /Ticker     A / CGAEX      C / CGACX      I / CAEIX

This Summary Prospectus is designed to provide investors with key fund information in a clear and concise format. Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information, which contain more information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated February 1, 2018, as may be amended or supplemented, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the Fund’s Prospectus, Statement of Additional Information, and other information about the Fund, go to www.calvert.com/prospectus, email a request to Prospectusrequest@calvert.com, call 1-800-368-2745, or ask any financial advisor, bank, or broker-dealer who offers shares of the Fund. Unless otherwise noted, page number references refer to the current Prospectus for this Fund.

Investment Objective

The Fund seeks to track the performance of the Calvert Global Energy Research Index (the “Index”).

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Investors may also pay commissions or other fees to their financial intermediary when they buy and hold shares of the Fund, which are not reflected below. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in Calvert mutual funds. Certain financial intermediaries also may offer variations in Fund sales charges to their customers as described in Appendix B – Financial Intermediary Sales Charge Variations in the Fund’s Prospectus. More information about these and other discounts is available from your financial professional and under “Sales Charges” on page 46 of the Fund’s Prospectus and page 10 of the Fund’s Statement of Additional Information (“SAI”).

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum sales charge (load) on purchases (as a % of offering price)	4.75%	None	None
Maximum deferred sales charge (load) (as a % of amount purchased or redeemed, whichever is lower)	None(1)	1.00%(2)	None

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)	Class A	Class C	Class I
Management fees(3)	0.87%	0.87%	0.87%
Distribution and service (12b-1) fees	0.25%	1.00%	None
Other expenses	0.77%	0.86%	0.74%
Total annual fund operating expenses	1.89%	2.73%	1.61%
Less fee waiver and/or expense reimbursement(4)	(0.61)%	(0.70)%	(0.68)%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.28%	2.03%	0.93%
(1)	Purchases of Class A shares at net asset value for accounts with $1,000,000 or more on which a finder’s fee has been paid are subject to a one-year contingent deferred sales charge of 0.80%.
(2)	Applies to redemptions of Class C shares within one year of purchase.
(3)	Management fees are restated to reflect current contractual fees rather than the fees paid during the previous fiscal year.
(4)	Calvert Research and Management (“CRM”) has agreed to reimburse the Fund’s expenses to the extent that Total Annual Fund Operating Expenses exceed 1.28% for Class A, 2.03% for Class C and 0.93% for Class I. This expense reimbursement will continue through January 31, 2019. Any amendment to or termination of this reimbursement would require approval of the Board of Directors. The expense reimbursement relates to ordinary operating expenses only and does not include expenses such as: brokerage commissions, acquired fund fees and expenses of unaffiliated funds, interest expense, taxes or litigation expenses. Amounts reimbursed may be recouped by CRM during the same fiscal year to the extent actual expenses are less than the contractual expense cap during such year.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same and that any expense reimbursement arrangement remains in place for the contractual period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Expenses with Redemption				Expenses without Redemption
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A shares	$599	$984	$1,394	$2,534	$599	$984	$1,394	$2,534
Class C shares	$306	$781	$1,383	$3,010	$206	$781	$1,383	$3,010
Class I shares	$95	$441	$812	$1,854	$95	$441	$812	$1,854

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (“turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the “Example”, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 133% of its portfolio’s average value.

Principal Investment Strategies

The Fund employs a passive management strategy designed to track, as closely as possible, the performance of the Index. The Fund uses a replication index method, investing in the common stock of each company in the Index in about the same proportion as represented in the Index itself. The Fund concentrates (invests more than 25% of its total assets) in the sustainable energy solutions industry and normally invests at least 80% of its net assets, including borrowings for investment purposes, in equity securities of U.S. and non-U.S. companies whose main business is sustainable energy solutions or that are significantly involved in the sustainable energy solutions sector. The Fund will provide shareholders with at least 60 days’ notice before changing this 80% policy. The companies in which the Fund invests operate businesses, business units or business lines that (i) contribute to growth and innovation in renewable energy industries and the commercial adoption of renewable energy sources, including solar, wind, biomass, waste-to-energy, geothermal, biofuels, hydropower, and landfill gas recovery, (ii) manufacture technologies that minimize greenhouse gas emissions, (iii) provide energy storage solutions, (iv) distribute energy produced from renewable energy sources, (v) deliver products and services that improve energy efficiency and reduce greenhouse gas emissions across economic sectors, (vi) demonstrate leadership in the most energy-intensive industries through the minimization of their energy use and carbon footprint, (vii) are electric utility and independent power producers that are leading the transition from fossil fuels to renewable energy, and (viii) contribute to the electrification of the transportation system. The Fund does not invest in companies with significant fossil fuel reserves (including natural gas reserves) and seeks to minimize its exposure to fossil fuel extraction and nuclear energy production.

The Fund invests primarily in common stocks. The Fund invests in securities of all market capitalizations, but it may contain more small- and mid-cap stocks than large-cap stocks because many companies operating in the sustainable energy solutions sector are at a relatively early stage of development. Up to 5% of the Fund may be invested in High Social Impact Investments and Special Equities that provide financing to address global energy challenges.

The Fund may invest in American Depositary Receipts (“ADRs”), which may be sponsored or unsponsored, and Global Depositary Receipts (“GDRs”).

Calvert Global Energy Research Index. The Index is a proprietary index that is owned by CRM. It is composed of companies that manage energy use in a sustainable manner or that are actively engaged in facilitating the transition to a more sustainable economy through the reduction of greenhouse gas emissions and the expanded use of renewable energy sources. The Index universe consists of companies that satisfy minimum market capitalization and liquidity thresholds and are significantly involved in business activities in the sustainable energy solutions sector that are consistent with the Calvert Principles for Responsible Investment. A company is significantly involved in business activities in the sustainable energy solutions sector if (i) at least 30 percent of its total annual revenue or earnings is derived from business activities involving the production and/or distribution of renewable energy including solar, wind, biomass, waste-to-energy, geothermal, biofuels, hydropower, and landfill gas recovery (“Renewable Energy Producers/Distributors”), the manufacture of technologies and/or products that enable the transition away from fossil fuels or that reduce energy consumption, including power storage, smart grid applications, and carbon capture technologies (“Technology Providers”), or the provision of products and services that improve energy efficiency for residential or

Calvert Global Energy Solutions Fund	2	Summary Prospectus dated February 1, 2018

commercial use (“Energy Efficiency Providers”), (ii) it is a leader in energy efficiency and/or the use of renewable energy in the most energy intensive industries, such as the cement and steel industries (“Energy Use Leaders”), or (iii) it provides solutions that address global energy challenges, as outlined by the United Nations Sustainable Development Goals (“Energy Innovators”). Renewable Energy Producers/Distributors, Technology Providers, Energy Efficiency Providers and Energy Use Leaders must have, at the time of each Index reconstitution, a minimum market capitalization of $200 million, a minimum float-adjusted market capitalization of $150 million, and a 20-day average daily trading volume of at least $750,000. Energy Innovators must have, at the time of each Index reconstitution, a minimum market capitalization of $50 million, float that equals or exceeds 30 percent of the issued and outstanding shares of the company, and a 20-day average daily trading volume of at least $300,000.

At each Index reconstitution Renewable Energy Producers/Distributors, Technology Providers, and Energy Efficiency Providers will each represent approximately one-quarter of the total market value of the Index, and, within each category, each constituent will be further weighted based on the natural logarithm of its market capitalization, subject to a maximum weight for each constituent equal to 5 percent of the total market capitalization of the Index. This weighting methodology seeks to limit the potential for large-cap and mega large-cap names to dominate the Index while allowing for increased exposure to small-cap and micro-cap names. At each Index reconstitution, the Energy Use Leaders and Energy Innovators will together comprise approximately one-quarter of the Index, subject to a combined maximum for these two categories of 50 constituents that will be equal-weighted. The number of companies in the Index will change over time due to company mergers or changes resulting from CRM’s evaluation of an issuer’s conduct relative to the responsible investment principles. The Index is reconstituted annually and is rebalanced quarterly.

At each Index reconstitution, at least 40% of the total market value of the Index or, if the Adviser determines conditions are not favorable, at least 30% of the total market value of the Index, will be comprised of foreign securities. Securities will be considered foreign securities based on an analysis of various criteria, including a company’s principal place of business, the primary exchange on which the security is traded, and the country in which the greatest percentage of company revenue is generated. All Index constituents must be listed on a stock exchange in either a developed country or an emerging market country. Although the constitution of the Index is not based on a predetermined geographic allocation, at each reconstitution and rebalancing the Index will include issuers from at least three different countries (including the United States). Most Index constituents will be domiciled in, and generate revenue in, developed countries, but emerging market companies may comprise up to 20% of the Index.

At each Index reconstitution and rebalancing at least 40% of the total market value of the Index will have economic exposure to the sustainable energy solutions sector through (i) the percentage of revenues or earnings of the Index constituents that are generated from products, services or technologies related to sustainable energy solutions or (ii) the percentage of assets of the Index constituents that are utilized to produce those products, deliver those services, or deploy those technologies.

Responsible Investing. The Calvert Principles for Responsible Investment serve as a framework for considering environmental, social and governance (“ESG”) factors that may affect investment performance.

Principal Risks

Market Risk. The value of investments held by the Fund may increase or decrease in response to economic, political and financial events (whether real, expected or perceived) in the U.S. and global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in reaction to changing market conditions. Actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, such as decreases or increases in short-term interest rates, could cause high volatility in markets.

Tracking Error Risk. Tracking error risk refers to the risk that the Fund’s performance may not match or correlate to that of the index it attempts to track, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund’s investments and the index, rounding of share prices, changes to the composition of the index, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error risk may cause the Fund’s performance to be less than expected.

Sustainable Energy Investing Risk. Because the Fund concentrates its investments in companies in the sustainable energy solutions sector, the value of Fund shares may be affected by events that adversely affect that sector, such as technology obsolescence, short product lifecycles, falling prices and profits, competition and general economic conditions, and may fluctuate more than that of a fund that does not concentrate in sustainable energy solutions companies.

Equity Securities Risk. The value of equity securities and related instruments may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest rate, currency, and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer and sector-specific

Calvert Global Energy Solutions Fund	3	Summary Prospectus dated February 1, 2018

considerations; and other factors. Market conditions may affect certain types of stocks to a greater extent than other types of stocks. If the stock market declines in value, the value of the Fund’s equity securities will also likely decline. Although prices can rebound, there is no assurance that values will return to previous levels.

Foreign Investment Risk. Foreign investments can be adversely affected by political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States, and as a result, Fund share values may be more volatile. Trading in foreign markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country.

Currency Risk. Exchange rates for currencies fluctuate daily. The value of foreign investments may be affected favorably or unfavorably by changes in currency exchange rates in relation to the U.S. dollar. Currency markets generally are not as regulated as securities markets and currency transactions are subject to settlement, custodial and other operational risks.

Emerging Markets Investment Risk. Investment markets in emerging market countries are typically smaller, less liquid and more volatile than developed markets, and emerging market securities often involve greater risks than developed market securities.

Smaller Company Risk. The stocks of smaller and mid-sized companies are generally subject to greater price fluctuations, limited liquidity, higher transaction costs and higher investment risk than the stocks of larger, more established companies. Such companies may have limited product lines, markets or financial resources, may be dependent on a limited management group, and may lack substantial capital reserves or an established performance record. There may be generally less publicly available information about such companies than for larger, more established companies. Stocks of these companies frequently have lower trading volumes making them more volatile and potentially more difficult to value. The foregoing risks are more significant for micro-cap companies.

Responsible Investing Risk. Investing primarily in responsible investments carries the risk that, under certain market conditions, the Fund may underperform funds that do not utilize a responsible investment strategy. The application of responsible investment criteria may affect the Fund’s exposure to certain sectors or types of investments, and may impact the Fund’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market. An investment’s ESG performance or the investment adviser’s assessment of such performance may change over time, which could cause the Fund to temporarily hold securities that do not comply with the Fund’s responsible investment criteria. In evaluating an investment, the investment adviser is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could adversely affect the analysis of the ESG factors relevant to a particular investment. Successful application of the Fund’s responsible investment strategy will depend on the investment adviser’s skill in properly identifying and analyzing material ESG issues.

General Fund Investing Risks. The Fund is not a complete investment program and there is no guarantee that the Fund will achieve its investment objective. It is possible to lose money by investing in the Fund. The Fund is designed to be a long-term investment vehicle and is not suited for short-term trading. Investors in the Fund should have a long-term investment perspective and be able to tolerate potentially sharp declines in value. Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its investment objective. In addition, the redemption by one or more large shareholders or groups of shareholders of their holdings in the Fund could have an adverse impact on the remaining shareholders in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing how the Fund’s average annual returns over time compared with those of a spliced benchmark and two broad-based securities market indices. The return in the bar chart is for Class A shares and does not reflect a sales charge. If the sales charge was reflected, the return would be lower. Past performance (both before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calvert Global Energy Solutions Fund	4	Summary Prospectus dated February 1, 2018

Effective December 31, 2016, CRM became the investment adviser to the Fund and performance reflected prior to such date is that of the Fund’s former investment adviser, Calvert Investment Management, Inc.  Performance for all periods has been calculated by CRM, the Fund’s current administrator, in accordance with applicable requirements.  The Fund’s performance reflects the effects of expense reductions. Absent these reductions, performance would have been lower. Updated Fund performance information can be obtained by visiting www.calvert.com.

For the ten years ended December 31, 2017, the highest quarterly total return for Class A was 28.24% for the quarter ended June 30, 2009 and the lowest quarterly return was -33.93% for the quarter ended December 31, 2008.

Average Annual Total Returns as of December 31, 2017	One Year	Five Years	Ten Years
Class A Return Before Taxes	23.33%	5.59%	-9.06%
Class A Return After Taxes on Distributions	23.10%	5.52%	-9.11%
Class A Return After Taxes on Distributions and Sale of Class A Shares	13.60%	4.41%	-6.07%
Class C Return Before Taxes	27.32%	5.69%	-9.48%
Class I Return Before Taxes	29.64%	7.06%	-8.21%
Calvert Global Energy Research Spliced Benchmark	30.98%	14.92%	-7.60%
Ardour Global Alternative Energy Index (Composite) (reflects no deduction for fees, expenses or taxes)	23.51%	13.15%	-8.30%
MSCI All Country World Index (reflects net dividends, which reflects the deduction of withholding taxes)	23.97%	10.79%	4.65%

These returns reflect the maximum sales charge for Class A (4.75%) and any applicable contingent deferred sales charge (“CDSC”) for Class C. Effective October 4, 2016, the Fund changed its Investment Objective and Principal Investment Strategies to track the Calvert Global Energy Research Index and implement the Calvert Principles for Responsible Investment. Prior to October 4, 2016, the Fund employed an active management strategy. Performance results for Class C shares prior to July 31, 2007 (the Class C shares’ inception date) reflect the performance of Class A shares at net asset value. Actual Class C share performance would have been lower than Class A share performance because Class C has higher class-specific expenses than Class A. The Calvert Global Energy Research Spliced Benchmark is comprised of the Ardour Global Alternative Energy Index prior to October 4, 2016 and the Calvert Global Energy Research Index thereafter. The Calvert Global Energy Research Index incepted on July 15, 2016. Its cumulative total return from inception through December 31, 2017 was 20.91%. (Source for the MSCI All Country World Index: MSCI.) MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. Investors cannot invest directly in an Index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares. After-tax returns are shown only for Class A shares; after-tax returns for other Classes will vary.

Portfolio Management

Investment Adviser. Calvert Research and Management (“CRM” or the “Adviser”).

Portfolio Managers.

Thomas C. Seto, Vice President of CRM, has managed the Fund since December 31, 2016.

Christopher Madden, CFA, Vice President of CRM, has managed the Fund since October 2016.

Jade Huang, Vice President of CRM, has managed the Fund since October 2016.

Calvert Global Energy Solutions Fund	5	Summary Prospectus dated February 1, 2018

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange Fund shares on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange Fund shares either through your financial intermediary or (except for purchases of Class C shares by accounts with no specified financial intermediary) directly from the Fund either by writing to the Fund, P.O. Box 219544, Kansas City, MO 64121-9544, or by calling 1-800-368-2745. The minimum initial purchase or exchange into the Fund is $1,000 for Class A and Class C and $250,000 for Class I (waived in certain circumstances). There is no minimum for subsequent investments.

Tax Information

If your shares are held in a taxable account, the Fund’s distributions will be taxed to you as ordinary income and/or capital gains, unless you are exempt from taxation. If your shares are held in a tax-advantaged account, you will generally be taxed only upon withdrawals from the account.

Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

24154 2.1.18	© 2018 Calvert Research and Management

Calvert Global Energy Solutions Fund	6	Summary Prospectus dated February 1, 2018